Filed Pursuant to Rule 497(e)

Securities Act File No. 333-238109

GABELLI ETFS TRUST (the “Trust”)

Gabelli Equity Income ETF (the “Equity Income Fund”)

Supplement dated December 29, 2022 to the

Fund’s Statement of Additional Information (the “SAI”) dated April 29, 2022, as supplemented

Effective December 29, 2022, the Investment Restrictions for the Equity Income Fund are as follows:

Equity Income Fund

Under such restrictions, each of these Funds may not:

1.	Issue senior securities, except to the extent permitted by applicable law;

2.	Make loans, except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority;

3.

Act as an underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities;

4.	Invest for the purpose of exercising control over management of any company;

5.	Purchase real estate or interests therein, including limited partnerships that invest primarily in real estate equity interests;

6.	Purchase or sell commodities or commodity contracts; or

7.	Borrow money, except to the extent permitted by applicable law.

Please retain this Supplement with your Prospectus for future reference.